                       ---------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                       ---------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       ---------------------------------

Date of Report (Date of earliest event reported) June 23, 1997
                                                 -------------


                              ICE HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)

--------------------------------------------------------------------------------

                                   Delaware
                (State or other jurisdiction of incorporation)


          0-16205                                         33-0214792
---------------------------                   ---------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


7203 Earldom Avenue, Playa Del Ray, California                       90293
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (310) 305-1766
                                                     --------------

Registrant's former name:     Skydoor Media & Entertainment, Inc.
                              -----------------------------------

Registrant's former address: 18101 Von Karman Avenue, Suite 1940, Irvine,
                             --------------------------------------------
California, 92715
-----------------

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
          ---------------------------------------------

     The Registrant has terminated Fox & Fox, Certified Public Accountants ("Fox & Fox"), as its principal accountant as of May 22, 1997. The principal accountant's report on the financial statements for either of the past two years contained no adverse opinion or a disclaimer of opinion, or was qualified nor modified as to uncertainty, audit scope, or accounting principles. The termination of the accountant was approved by the Board of Directors.

     During the Registrant's two most recent fiscal years and any subsequent interim period preceding such registration, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. There is nothing to report under Item 304(a)(1)(v)(A) through (D).

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 23, 1997                  ICE HOLDINGS, INC.



                                       By: /s/ Edward Hanson
                                          --------------------------------------
                                             Edward Hanson
                                       Its:  Chief Financial Officer

                                       3